WILLIAMSBURG INVESTMENT TRUST

FBP EQUITY & DIVIDEND PLUS FUND

FBP APPRECIATION & INCOME OPPORTUNITIES FUND

Supplement dated May 28, 2021 to the Prospectus and Statement of Additional Information (“SAI”) dated August 1, 2020

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI

Flippin, Bruce & Porter, Inc. (“FBP”) serves as the investment adviser to the FBP Equity & Dividend Plus Fund and the FBP Appreciation & Income Opportunities Fund (individually, a “Fund,” collectively, the “Funds”), each a series of Williamsburg Investment Trust (the “Trust”). On April 8, 2021, FBP entered into an agreement with Cantor Fitzgerald Investment Advisors, L.P. (“Cantor Fitzgerald”) whereby Cantor Fitzgerald agreed to acquire the assets of FBP (the “Transaction”). On May 18, 2021, the Board of Trustees of the Trust approved Cantor Fitzgerald, a registered investment adviser, as the interim investment adviser to each of the Funds pursuant to interim advisory agreements between the Trust, on behalf of the Funds, and Cantor Fitzgerald (the “Interim Advisory Agreements”). The Interim Advisory Agreements will become effective upon the closing of the Transaction, which is expected to occur by the end of June 2021 (the “Effective Date”). On the Effective Date, FBP will become a division of Cantor Fitzgerald, and John Bruce, who is currently responsible for the portfolio management of the Funds, will become an employee of Cantor Fitzgerald and will continue to manage the Funds in accordance with their current investment objectives and principal investment strategies.

Also on May 18, 2021, the Board of Trustees of the Trust approved new investment advisory agreements between the Trust, on behalf of the Funds, and Cantor Fitzgerald (the “New Advisory Agreements”), which will be submitted to shareholders of each Fund for approval at an upcoming Special Meeting of Shareholders to be held on or about July 16, 2021 (the “Shareholder Meeting”). Assuming a majority of the outstanding shares of the Funds (as defined in the Investment Company Act of 1940, as amended) approve the New Advisory Agreements for their respective Fund at the Shareholder Meeting, those agreements are expected to become effective on or about August 1, 2021.

The advisory fees payable to Cantor Fitzgerald under the Interim Advisory Agreements and the New Advisory Agreements are identical to those that were previously payable to FBP, except the New Advisory Agreements contain additional advisory fee breakpoints that will go into effect on August 1, 2023. Cantor Fitzgerald has agreed to maintain the expense limits currently in place for the Funds under the Interim Advisory Agreements until the earlier of the following to occur: (i) the effective date of the New Advisory Agreements relating to Cantor Fitzgerald’s management of each Fund which has been approved by a majority of the Fund’s outstanding voting securities (as defined in the Investment Company Act of 1940, as amended), or (ii) the 151st calendar day following the effective date of the Interim Advisory Agreements. In addition, assuming the Funds’ shareholders approve the New Advisory Agreements at the Shareholder Meeting, Cantor

Fitzgerald has agreed to maintain the expense limits currently in place for the Funds under the New Advisory Agreements for a period of two years following the effective date of the New Advisory Agreements.

Cantor Fitzgerald is a Delaware limited partnership with a principal address at 110 East 59th Street, New York, NY 10022. Cantor Fitzgerald is a global financial services firm that provides investment advisory services to institutional and individual investors.

Assuming approval of the New Advisory Agreements at the Shareholder Meeting, as of August 1, 2021, the name of the Funds will be changed as follows:

Current Name	New Name
FBP Equity & Dividend Plus Fund	Cantor FBP Equity & Dividend Plus Fund
FBP Appreciation & Income Opportunities Fund	Cantor FBP Appreciation & Income Opportunities Fund

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE